FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2008

THE HARTCOURT COMPANIES INC.
(Exact name of registrant as specified in its charter.)

Utah
(State of Other Jurisdiction of Incorporation)

001-12671
(Commission File Number)

87-0400541
(I.R.S. Employee Identification No.)

Room 706, Silver Tower, No. 933, Zhongshanxi Road,
Shanghai, China 200051
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (86) 21 51113716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           The Registrant previously entered into an employment agreement with Mr. Yungeng Hu, the Company’s President and Chief Financial Officer.  The Registrant’s employment agreement with Mr. Hu was for a period of two years, starting on June 1, 2006, and ending on May 31, 2008.  At the end of this period, the Board of Directors did not sign a new employment agreement with Mr. Hu or otherwise extend his current agreement.  Accordingly, as of May 31, 2008, Mr. Hu’s employment with the Registrant terminated as of May 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTCOURT COMPANIES INC.

Date: June 6, 2008	By:	/s/ Victor Zhou
Victor Zhou
Chief Executive Officer